Deconsolidations	6 Months Ended
Jun. 30, 2015
Investments, All Other Investments [Abstract]
Deconsolidations
2.	Deconsolidations

During the three month period ended March 31, 2015, we completed the deconsolidation of two imaging centers and one urgent care clinic in Houston. We resigned as the manager of these facilities resulting in loss of control and our rights to exercise significant influence. We retained investments in these facilities that are accounted for as cost method investments as of January 1, 2015. The revaluation of our remaining investments in these facilities resulted in no gain or loss due to the short term these investments were held. The deconsolidation resulted in the reversal of $0.7 million of goodwill.